SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




Date of Report (Date of earliest event reported) November 16, 1998
                                                 -----------------


                                HEALTHSTAR CORP.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         DELAWARE                      0-19499                   91-1934592
----------------------------         -----------             -------------------
(State or other jurisdiction         (Commission                (IRS Employer
     of incorporation)               File Number)            Identification No.)



              8745 West Higgins, Suite 300, Chicago, Illinois 60631
              -----------------------------------------------------
              (Address of principal executive offices) (Zip Code)



Registrant's telephone number, including area code (602) 451-8575
                                                   -----------------

               Champion Financial Corporation (a Utah Corporation)
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

ITEM 1. CHANGES IN CONTROL OF REGISTRANT.

        N/A

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

        N/A

ITEM 3. BANKRUPTCY OR RECEIVERSHIP.

        N/A

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS.

        N/A

ITEM 5. OTHER EVENTS.

        In October, 1998, Champion Financial Corporation, a Utah corporation (the "Company") announced that (i) the Company's name was being changed to HealthStar Corp., (ii) it was effecting a 2-for-1 reverse stock split of the Company's common stock (the "Reverse Stock Split"), and (iii) the Company was changing its state of incorporation from Utah to Delaware. These actions occurred simultaneously on November 16, 1998, each having been previously approved by the Company's Board of Directors and its shareholders.

        Pursuant to the Reverse Stock Split, on November 16, 1998 every two shares of the Company's common stock owned by each shareholder became one share of the Company's common stock. No fractional shares will be issued in connection with the Reverse Stock Split, and holders of any fractional shares resulting from the Reverse Stock Split will be paid cash based upon the closing price of the Company's common stock on the Nasdaq Stock Market on November 20, 1998. Effective at the opening of the Nasdaq Stock Market on November 16, 1998, the date of the Reverse Stock Split, the Company had approximately 3,385,089 shares of its common stock outstanding as a result of the Reverse Stock Split. Effective November 16, 1998, the Company's common stock symbol on the OTC Bulletin Board is "PPOS" (the prior trading symbol was "CPFC").

        Appropriate adjustments to reflect the Reverse Stock Split have been made to all of the Company's outstanding options and warrants, including options granted pursuant to the terms of the Company's stock option plans.

ITEM 6. RESIGNATION OF REGISTRANT'S DIRECTORS.

        N/A

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        (a) Financial Statements.

            N/A

        (c) Exhibits.

            N/A

ITEM 8. CHANGE IN FISCAL YEAR.

        N/A


ITEM 9. SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S.

        N/A

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       HEALTHSTAR CORP.
                                       (f/k/a Champion Financial Corporation)




Date December 2, 1998                  By /s/ Stephen J. Carder
                                         ---------------------------------------
                                       Its President and Chief Executive Officer


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